Exhibit 32.2
Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350 As Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     I, Robyn M. Denholm, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Juniper Networks, Inc. on Form 10-Q for the three months ended June 30, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Juniper Networks, Inc.

/s/ Robyn M. Denholm Robyn M. Denholm
Executive Vice President and Chief
Financial Officer
August 6, 2010